Exhibit 99.1

Joint Filing Agreement

The undersigned hereby agree that the statements on Schedule 13D with respect to the Common Stock of Bulova Technologies Group, Inc. dated as of February 25, 2013 is, and any amendments thereto (including amendments on Schedule 13G), signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date:	May 6, 2015	Fieldstone Affiliates, LLC

/s/ Gary Lee Shapiro	By /s/ Gary Lee Shapiro
Print Name: Gary Lee Shapiro	Print Name: It’s Manger

/s/ Colleen Stacy Shapiro

Print Name: Colleen Stacy Shapiro

/s/ David Richard Shapiro

Print Name: David Richard Shapiro

/s/ William Edward McMillen

Print Name: William Edward McMillen

/s/ Elizabeth Jane McMillen

Print Name: Elizabeth Jane McMillen

/s/ Rachel Shapiro McKim

Print Name: Rachel Shapiro McKim

/s/ Ryan McKim

Print Name: Ryan McKim

GARY LEE SHAPIRO

Reporting Person

Schedule 13D

Exhibit A

PREFERRED SHARES OWNED GARY L SHAPIRO DIRECTLY

Date		Beneficially owned thru	Method of
Acquired	# of Shares	Fieldstone Affiliates, LLC	Acquiring Shares

-	-	(800,000,000 – see reporting on Exhibit F)	AF

COMMON SHARES OWNED

				Method of
Date	Price per			Acquiring
Acquired	Share	# of Shares	Owner	Shares

4/25/2014	$ 0.119	3,000,000	NuView IRA, Inc., FBO Gary Shapiro Roth IRA	PF

WARRANTS

	# of			Method of
Date	Warrants/		Exercise	Acquiring
Acquired	Shares	Owner	Price	Warrants

10/3/2013	1,980,851	NuView IRA Inc. FBO Gary Shapiro Roth IRA	$ .02	AF
9/1/2013	3,166,667	NuView IRA Inc. FBO Gary Shapiro Roth IRA	$ .02	AF
9/4/2014	5,000,000	NuView IRA Inc. FBO Gary Shapiro Roth IRA	$ .02	AF
9/4/2014	10,000,000	NuView IRA Inc. FBO Gary Shapiro Roth IRA	$ .02	AF
3/4/2015	3,000,000	NuView IRA Inc. FBO Gary Shapiro Roth IRA	$ .02	AF
TOTAL	23,147,518

COLLEEN STACY SHAPIRO

Reporting Person

Schedule 13D

Exhibit B

PREFERRED SHARES OWNED

NONE

COMMON SHARES OWNED

				Method of
Date	Price per			Acquiring
Acquired	Share	# of Shares	Owner	Shares

4/25/2014	$ 0.119	3,000,000	NuView IRA, Inc., FBO Colleen Stacy Shapiro Roth IRA	PF

WARRANTS

	# of			Method of
Date	Warrants/		Exercise	Acquiring
Acquired	Shares	Owner	Price	Warrants

10/3/2013	1,980,851	NuView IRA Inc. FBO Colleen Stacy Shapiro Roth IRA	$ .02	AF

9/1/2013	3,166,667	Colleen Stacy Shapiro	$ .02	AF

9/4/2014	5,000,000	NuView IRA Inc. FBO Colleen Stacy Shapiro Roth IRA	$ .02	AF

8/29/2014	10,000,000	NuView IRA Inc. FBO Colleen Stacy Shapiro Roth IRA	$ .02	AF

3/4/2015	3,000,000	NuView IRA Inc. FBO Colleen Stacy Shapiro Roth IRA	$ .02	AF

TOTAL	23,147,518

DAVID RICHARD SHAPIRO

Reporting Person

Schedule 13D

Exhibit C

PREFERRED SHARES OWNED

NONE

COMMON SHARES OWNED

				Method of
Date	Price per			Acquiring
Acquired	Share	# of Shares	Owner	Shares

4/25/2014	$ 0.119	2,000,000	NuView IRA, Inc., FBO David Shapiro Roth IRA	PF

WARRANTS

NONE

WILLIAM EDWARD MCMILLEN

Reporting Person

Schedule 13D

Exhibit D

PREFERRED SHARES OWNED

NONE

COMMON SHARES OWNED

				Method of
Date	Price per			Acquiring
Acquired	Share	# of Shares	Owner	Shares

4/25/2014	$ 0.119	1,000,000	NuView IRA, Inc., FBO William McMillen Roth IRA	PF

WARRANTS

	# of			Method of
Date	Warrants/		Exercise	Acquiring
Acquired	Shares	Owner	Price	Warrants

9/1/2013	3,166,667	William McMillen	$ .02	AF

ELIZABETH JANE MCMILLEN

Reporting Person

Schedule 13D

Exhibit E

PREFERRED SHARES OWNED

NONE

COMMON SHARES OWNED

				Method of
Date	Price per			Acquiring
Acquired	Share	# of Shares	Owner	Shares

4/25/2014	$ 0.119	1,000,000	NuView IRA, Inc., FBO Elizabeth McMillen Roth IRA	PF

WARRANTS

NONE

FIELDSTONE AFFILIATES, LLC

Reporting Person (Partnership)

Schedule 13D

Exhibit F

PREFERRED SHARES OWNED

Date		Price per		Method of
Acquired	# of Shares	Share	Owner	Acquiring Shares

2/25/2013	800,000,000	$0.00001	Fieldstone Affiliates, LLC (beneficial owner Gary L. Shapiro)	PF

RACHEL SHAPIRO MCKIM

Reporting Person

Schedule 13D

Exhibit G

PREFERRED SHARES OWNED

NONE

COMMON SHARES OWNED

				Method of
Date	Price per			Acquiring
Acquired	Share	# of Shares	Owner	Shares

4/25/2014	$ 0.119	2,000,000	NuView IRA, Inc., FBO Rachel Shapiro McKim Roth IRA	PF

WARRANTS

NONE

RYAN MCKIM

Reporting Person

Schedule 13D

Exhibit H

PREFERRED SHARES OWNED

NONE

COMMON SHARES OWNED

NONE

WARRANTS

	# of			Method of
Date	Warrants/		Exercise	Acquiring
Acquired	Shares	Owner	Price	Warrants

9/1/2013	3,961,702	Ryan McKim	$ .02	AF

Bulova Technologies Group	Exhibit I
Bulova Technologies Machinery
Notes Payable

		Principal	Loan
	Loan	Balance	Maturity	Interest
	Date		Date	Rate %
BORROWER: BTGI

Lender NFC III
NFC III Consolidated Note	9/1/2014	1,296,819.35	11/30/2020	8%

Lender NFC
NFC	9/5/2014	60,000.00	11/30/2020	8%

Lender SIII Associates
SIII Associates Consolidated Note	9/1/2014	823,755.27	11/30/2020	8%
SIII Associates	11/27/2013	518,000.00	11/30/2020	8%
Total SIII Associates		1,341,755.27

Lender Craigmore Machinery
Craigmore Machinery Co. LLC	12/27/2013	20,000.00	11/30/2020	8%
Craigmore Machinery Co. LLC	1/24/2014	20,000.00	11/30/2020	8%
Craigmore Machinery Co. LLC	1/31/2014	8,000.00	11/30/2020	8%
Craigmore Machinery Co. LLC	7/10/2014	43,000.00	11/30/2020	8%
Craigmore Machinery Co. LLC	10/7/2014	7,500.00	11/30/2020	8%
Craigmore Machinery Co. LLC	10/7/2014	15,000.00	11/30/2020	8%
Craigmore Machinery Co. LLC	11/3/2014	21,000.00	11/30/2020	8%
Total Craigmore Machinery		134,500.00

Lender SV Associates
SV Associates	1/9/2014	41,000.00	11/30/2020	8%
SV Associates	10/27/2014	55,000.00	11/30/2020	8%
Total SV Associates		96,000.00

Lender Tropico Equity Partners
Tropico Equity Partners, LLC	2/3/2014	68,160.78	11/30/2020	8%
Total Tropico Equity Partners		68,160.78

SFNextGen	10/3/2014	150,000.00	11/30/2020	8%
Total SFNextGen		150,000.00

Total for BTGI		3,147,235.40

BORROWER: BTM

Lender Shapiro D-1 Trust
Shapiro D-1 Trust	7/10/2013	100,000.00	11/30/2020	8%
Shapiro D-1 Trust	10/8/2013	50,000.00	11/30/2020	8%
Shapiro D-1 Trust	4/29/2014	400,000.00	11/30/2020	8%
Total Shapiro D-1 Trust		550,000.00

Lender Craigmore Machinery
Craigmore Machinery Co.	8/15/2013	49,212.40	11/30/2020	8%
Craigmore Machinery Co.	8/15/2013	50,000.00	11/30/2020	8%
Craigmore Machinery Co.	9/1/2013	5,000.00	11/30/2020	8%
Craigmore Machinery Co.	1/9/2014	30,000.00	11/30/2020	8%
Craigmore Machinery Co.	7/15/2014	75,000.00	11/30/2020	8%
Craigmore Machinery Co.	8/12/2014	60,000.00	11/30/2020	8%
Total Craigmore Machinery		269,212.40

Bulova Technologies Group
Bulova Technologies Machinery
Notes Payable

		Principal	Loan
	Loan	Balance	Maturity	Interest
	Date		Date	Rate %
Lender GLS
Gary Shapiro	9/10/2013	75,000.00	11/30/2020	8%
Gary Shapiro	12/10/2013	50,000.00	11/30/2020	8%
Gary Shapiro	11/11/2014	80,000.00	11/30/2020
Total Gary L Shapiro		205,000.00

Lender Rachel 2002 Irrevocable
Rachel 2002 Irrevocable Trust	2/14/2014	31,500.00	11/30/2020	8%
Rachel 2002 Irrevocable Trust	4/3/2014	20,000.00	11/30/2020	8%
Total Rachel 2002 Irrevocable Trust		51,500.00

Lender Banyan Capital Finance
Banyan Capital Finance	3/12/2014	15,000.00	11/30/2020	8%
Banyan Capital Finance	2/25/2014	8,000.00	11/30/2020	8%
Total Banyan Capital Finance		23,000.00

Lender Colleen S.2007 T
Colleen S.2007 Trust	4/23/2014	160,000.00	11/30/2020	8%
Colleen S.2007 Trust	11/4/2014	20,000.00	11/30/2020	8%
Total Colleen S 2007 Trust		180,000.00

Lender SIII Associates
SIII Associates	5/8/2014	100,000.00	11/30/2020	8%
Total SIII Associates		100,000.00

Lender SF NexGen
SF NextGen	10/22/2014	30,000.00	11/30/2020	8%
Total SFNextGen		30,000.00

Lender Tropico Mgmt LP
Tropico Mgmt LP	10/31/2014	10,605.68	11/30/2020	8%
Total Tropico Mgmt LP		10,605.68

Lender SV Associates
SV Associates	12/16/2014	20,000.00	11/30/2020	8%
Total for SV Associates		20,000.00

Total for BTM		1,439,318.08